JOINT FILING AGREEMENT

Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof has been filed on behalf of each of the undersigned.

Dated:      February 14, 1997


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CROWN-GLYNN ASSOCIATES, LIMITED                  /s/ John W. Glynn, Jr.
PARTNERSHIP                                          ---------------------------
By  Crown-Glynn Partners, L.P. as                    John W. Glynn, Jr.*
       General Partner                           /s/ Steven Rosston
                                                     ---------------------------
                                                     Steven Rosston

CROWN ASSOCIATES III, LIMITED                    /s/ Daryl Messinger
         PARTNERSHIP                                 ---------------------------
By Crown-Glynn Partners III, L.P.  as                Daryl Messinger
      General Partner

CROWN PARTNERS, III, L.P.                        /s/ David F. Bellet
                                                     ---------------------------
                                                     David F. Bellet

CROWN-GLYNN PARTNERS, L.P.                      /s/ Chester A. Siuda
                                                    ----------------------------
                                                    Chester A. Siuda

By  /s/ David F. Bellet                         /s/ Jeffrey S. Hamren
    -------------------                             ----------------------------
        General Partner                             Jeffrey S. Hamren

                                                /s/ Margaret S. McNamara
                                                    ----------------------------
                                                    Margaret S. McNamara

CROWN CAPITAL MANAGEMENT LTD.

CROWN ADVISORS, LTD.

CROWN-GLYNN ADVISORS, LTD.

By /s/ David F. Bellet
       -----------------

------------------------------
         * Individually and on behalf of Glynn Capital Management, Glynn Emerging Opportunity Fund, Glynn Investment L.P., GCM Pension, Glynn Buckley Investments, L.P., McMorgan Fund, L.P.


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